Exhibit 99.2

1 Acquisition of Cerevel December 6, 2023

December 6, 2023 2 Forward-Looking Statements and Non-GAAP Financial Information Some statements in this presentation, including those relating to the proposed acquisition of Cerevel Therapeutics Holding, Inc. by AbbVie Inc. are, or may be considered, forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "project" and similar expressions and uses of future or conditional verbs, generally identify forward-looking statements. AbbVie cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by Cerevel stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close, the possibility that competing offers may be made, risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period, the risk that the businesses will not be integrated successfully, disruption from the transaction making it more difficult to maintain business and operational relationships, negative effects of this announcement or the consummation of the proposed acquisition on the market price of AbbVie’s common stock and/or operating results, significant transaction costs, unknown liabilities, the risk of litigation and/or regulatory actions related to the proposed acquisition or Cerevel’s business, risks related to the financing of the transaction, challenges to intellectual property, competition from other products, difficulties inherent in the research and development process, adverse litigation or government action, and changes to laws and regulations applicable to our industry. Additional information about the economic, competitive, governmental, technological and other factors that may affect AbbVie's operations is set forth in Item 1A, "Risk Factors," of AbbVie's 2022 Annual Report on Form 10- K, which has been filed with the Securities and Exchange Commission, as updated by its subsequent Quarterly Reports on Form 10-Q. AbbVie undertakes no obligation, and specifically declines, to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law. This presentation contains certain non-GAAP financial measures. Non-GAAP financial measures are adjusted for certain non-cash items and for factors that are unusual or unpredictable, and exclude those costs, expenses and other specified items presented in AbbVie’s reconciliation tables. AbbVie’s management believes non-GAAP financial measures provide useful information to investors regarding AbbVie’s results of operations and assist management, analysts and investors in evaluating the performance of the business. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. AbbVie does not provide a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures on a forward-looking basis because it is unable to predict with reasonable certainty the ultimate outcome of unusual gains and losses, certain acquisition-related expenses, gains and losses from equity securities, actuarial gains and losses from pension and postretirement plan remeasurements, potential future asset impairments and pending litigation without unreasonable effort. These items are uncertain, depend on various factors and could have a material impact on GAAP reported results for the guidance period. This presentation is intended for the investor community only; materials are not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions.

December 6, 2023 3 Strong Strategic Fit for AbbVie Leverages AbbVie’s commercial capabilities, international infrastructure, and regulatory and clinical expertise to maximize Cerevel’s high-value assets A unique opportunity to acquire a pipeline of potentially best-in-class assets focused on treating neurological and psychiatric diseases Potential for substantial shareholder value creation with multibillion-dollar sales potential across the portfolio of assets

AbbVie Neuro-Psychiatry

Developing Innovative Therapies for Mood, Thought and Anxiety Disorders

Psychiatry Represents a Large and Underserved Opportunity

Most prevalent psychiatric conditions in the G7
(U.S., EU5, Japan)



48.9M Major Depressive Disorder
21.1M Post-Traumatic Stress Disorder
17.3M Generalized Anxiety Disorder
9.4M Bipolar Disorder
8.0M Opioid Use Disorder
5.6M Schizophrenia
2.9M Autism Spectrum Disorder

AbbVie Aspires to be a Leader in Mood, Thought, and Anxiety Disorders with High Unmet Need



• Schizophrenia
• Psychosis/Agitation Associated with Alzheimer's and Parkinson's Diseases
Psychosis
• Generalized Anxiety
• Social Anxiety
• PTSD
• OCD
Mood Disorders
Anxiety Disorders
• Depression
• Bipolar Disorder

Source: Clarivate DRG and AbbVie estimates
PTSD: Post-traumatic stress disorder; OCD: Obsessive-compulsive disorder; EU5: France, Germany, Italy, Spain, United Kingdom abbvie
December 6, 2023
4

Cerevel Overview

Clinical-Stage Biotechnology Company Focused on the Discovery and Development of Differentiated Therapies for Neuroscience Diseases

Differentiated Approach to Treating Neurological Diseases

- **Novel Targets:** Identifying novel targets that underlie neurological and psychiatric diseases
- **Receptor Subtype Selectivity:** Selectively targeting receptor subtypes that are most related to the disease physiology to minimize undesirable off target effects while maximizing activity
- **Differentiated Pharmacology:** Designing full and partial agonists, antagonists, and allosteric modulators to precisely engage the receptor to avoid over activation or over suppression

Selectively Targeting the Receptor Subtype Related to Disease Physiology


M4
• Schizophrenia
• Dementia-Related Psychosis in Alzheimer's and Parkinson's Diseases
KOR
• Major Depressive Disorder
• Bipolar Depression
D1/D5
• Dementia-Related Apathy
Epileptiform Activity
Psychosis
Mood Disorders
Affect
Cognition
Motor Function
GABA$_A$
• Epilepsy
GABA$_A$
• Panic Disorder
PDE4B
• Major Depressive Disorder
• Schizophrenia
D1/D5
• Parkinson's Disease

M4: Muscarinic acetylcholine receptor M4; KOR: Kappa opioid receptor; PDE4B: Phosphodiesterase-4B; GABA$_A$: Gamma-aminobutyric acid type A; D1/D5: Dopamine receptor subtypes D1, D5 abbvie December 6, 2023 5

Cerevel Pipeline


IND
Phase 1
Phase 2
Phase 3
Tavapadon (D1/D5 Partial Agonist)
Parkinson's Disease
Emraclidine (M4 PAM)
Schizophrenia
Emraclidine (M4 PAM)
Alzheimer's Disease Psychosis
Darigabat (GABA$_A$ PAM)
Epilepsy
Darigabat (GABA$_A$ PAM)
Panic Disorder
CVL-871 (D1/D5 Partial Agonist)
Dementia-Related Apathy
CVL-354 (KOR Antagonist)
Mood Disorders
CVL-047 (PDE4B Inhibitor)
MDD/Schizophrenia
M4 Agonist
Bipolar 1 Related Mania

PAM: Positive allosteric modulator

December 6, 2023 6

December 6, 2023 7 Emraclidine Selectively targeting the M4 muscarinic receptor to more effectively treat psychosis related symptoms and improve tolerability Emraclidine is a positive allosteric modulator of the muscarinic M4 receptor (M4 PAM), a new mechanistic class that has the potential to provide significant efficacy, safety and tolerability advantages compared to atypical antipsychotics Emraclidine has shown a robust efficacy and safety profile in Phase 1b in schizophrenia patients; Data demonstrate emraclidine’s potential to provide higher efficacy, differentiated safety/tolerability, and more convenient dosing versus other muscarinic receptor modulators Muscarinic receptor modulators as a class are demonstrating increasing potential in schizophrenia, with proof-of-mechanism established across several clinical trials Two randomized, placebo-controlled Phase 2 trials ongoing that have the potential to support approval in schizophrenia (data expected in 2H24); Plan to evaluate as a treatment for dementia-related psychosis in Alzheimer’s and Parkinson’s diseases

December 6, 2023 8 Emraclidine Has the Potential to Transform Schizophrenia Treatment Landscape Potential for Differentiated Side Effect Profile Potential for Best-in-Class Efficacy • Targeting the muscarinic receptor rather than dopamine or serotonin receptors has the potential to avoid AEs associated with atypical antipsychotics (e.g. weight gain, extrapyramidal symptoms, impact on metabolic parameters) • Selectively activating M4 has the potential to avoid GI related AEs reported by other muscarinics in development (e.g. nausea, vomiting, dyspepsia and constipation) • M4-selective PAM has the potential to be effective in the treatment of both positive and negative behavioral symptoms associated with schizophrenia and other neurodegenerative diseases • Phase 1b results in schizophrenia patients demonstrated clinically meaningful and statistically significant improvement in the PANSS score at six weeks Single active ingredient, QD dosing, and no titration requirement represent additional potential points of differentiation Emerging clinical data support emraclidine’s potential to provide a best-in-class profile PANSS Score: Positive and Negative Syndrome Scale score in schizophrenia; GI: Gastrointestinal; PAM: Positive allosteric modulator; AEs: Adverse events; QD: once-daily

December 6, 2023 9 CVL-354 Potential Best-in-Class Kappa Opioid Receptor (KOR) Antagonist KOR antagonism is a clinically validated mechanism of action in major depressive disorder • CVL-354 shows high KOR antagonism potency • Potential to drive higher efficacy than other KOR antagonists in development KOR antagonists have the potential to provide clinically meaningful improvements in safety and tolerability compared to existing treatments for MDD • CVL-354 demonstrates high functional and binding selectivity for KOR versus MOR • Potential to provide tolerability improvement compared to other KOR antagonists in development (e.g. diarrhea, interactions with pain medications) MOR: Mu opioid receptor

December 6, 2023 10 Multiple Additional High-Potential Pipeline Assets TAVAPADON Partial agonist selectively targeting the dopamine D1/D5 receptor Potential to provide enhanced motor control and improved tolerability compared to standard of care In Phase 3 development as a monotherapy (early-stage PD) and adjunctive therapy (late-stage PD), with data anticipated in 2024 DARIGABAT Alpha 2/3/5 selective GABAA receptor PAM Minimal activity against alpha-1 GABAA receptor has the potential to minimize sedation and addiction associated with traditional non-selective GABAA receptor modulators, such as benzodiazepines Phase 2 study in focal epilepsy intended to establish proof-of-concept and tolerability profile, with data anticipated in 2024; Phase 2 study in panic disorder initiated in 2023 CVL-871 Selective partial agonist of the dopamine D1/D5 receptor subtypes designed to achieve a modest level of partial agonism Exploratory Phase 2a study in dementia-related apathy is ongoing

Creating a More Robust Neuroscience Pipeline

	Phase 1	Phase 2	Phase 3 / Registrational	Under Regulatory Review
ABBVIE NEUROSCIENCE PROGRAMS	ABBV-CLS-7262 (eIF2B Activator) Vanishing White Matter Disease	ABBV-916 (A-beta Antibody) Alzheimer's Disease Progression	Botox (SNARE) Episodic Migraine Prevention	ABBV-951 (Dopamine Receptor Agonist) Advanced Parkinson's Disease
	ABBV-932 (D2/D3 Agonist) Bipolar Depression	ABBV-552 (SV2A Modulator) Alzheimer's Disease Cognition		
		ABBV-CLS-7262 (eIF2B Activator) Amyotrophic Lateral Sclerosis		
		Botox (SNARE) Essential Tremor		
		Elezanumab (RGMa Inhibitor) Stroke		
		Elezanumab (RGMa Inhibitor) Spinal Cord Injury		
		AL002 (TREM2 Agonist) Alzheimer's Disease Progression		
CEREVEL CLINICAL DEVELOPMENT PROGRAMS	Emraclidine (M4 PAM) Alzheimer's Disease Psychosis	CVL-871 (D1/D5 Partial Agonist) Dementia-Related Apathy	Tavapadon (D1/D5 Partial Agonist) Parkinson's Disease	
	CVL-354 (KOR Antagonist) Major Depressive Disorder	Darigabat ($GABA_A$ PAM) Epilepsy	Emraclidine (M4 PAM) Schizophrenia	
		Darigabat ($GABA_A$ PAM) Panic Disorder		

abbvie December 6, 2023 11

Transaction and Financial Overview

PURCHASE PRICE	• AbbVie has agreed to acquire all outstanding shares of Cerevel for a purchase price of $45.00 per share in all-cash transaction • Premium of approximately 73% to the unaffected closing share price on December 1, 2023 • Purchase price of $8.7B; Implied transaction value of ~$8.4B net of estimated cash acquired • Will fund the transaction with a combination of cash and debt
DEAL VALUE	• Emraclidine and CVL-354 both represent multibillion-dollar peak sales opportunities • Emraclidine represents most substantial component of deal value • Modest value ascribed to CVL-354 given early stage of development
FINANCIAL IMPACT	• Closing expected in the middle of 2024, subject to Cerevel shareholder approval, regulatory approvals and other customary closing conditions • Expected to negatively impact adjusted diluted EPS by approximately $0.19 in 2024 (partial year) and approximately $0.41 in 2025 based on increased R&D, operating and interest expenses; Expected to have positive operating margin in 2028, with EPS accretion beginning in 2030 • AbbVie maintains adjusted diluted EPS floor of $11.00 in 2024, inclusive of negative impact from both Cerevel and ImmunoGen transactions; Will provide formal 2024 EPS guidance on 4Q23 earnings call
CAPITAL ALLOCATION PRIORITIES	• No change to AbbVie's capital allocation priorities • Remain committed to a strong growing dividend • Committed to achieving net leverage ratio of 2x by the end of 2026; Expect to maintain A3/A- credit rating abbvie December 6, 2023 12

December 6, 2023 13 Key Takeaways A strong strategic fit for AbbVie that represents a unique opportunity to acquire a pipeline of potentially best-in-class assets focused on treating neurological and psychiatric diseases • Provides AbbVie with promising discovery programs and clinical-stage assets that are highly complementary to our neuroscience portfolio • Emraclidine is a late-stage asset with the potential to provide significant efficacy, safety and tolerability advantages compared to approved atypical antipsychotics and other muscarinic receptor modulators in development • Multiple assets advancing in clinical development with best-in-class potential in respective indications Substantial shareholder value creation with multibillion dollar sales potential across the portfolio of assets • AbbVie will leverage its commercial capabilities, international infrastructure, and regulatory and clinical expertise to maximize Cerevel’s high-value assets • Cerevel’s deep scientific expertise augments AbbVie’s discovery capabilities in psychiatry